EXHIBIT 99.1


A PARTNERSHIP OF INCORPORATED PROFESSIONALS
                                                                  AMISANO HANSON
                                                           CHARTERED ACCOUNTANTS


March 7, 2008


Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549
U.S.A.


Dear Ladies and Gentlemen:

We are the former independent auditors for W.S. Industries, Inc. (the "Company"). We have read the Company's disclosure in the section "Changes In Registrant's Certifying Accountant" as included in Section 4.01 of the Company's 8K dated March 7, 2008 and are in agreement with the disclosure in that section, insofar as it pertains to our firm.

Yours very truly,




/s/ AMISANO HANSON




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